SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant {   }

Filed by a Party other than the Registrant {x}

Check the appropriate box:

{ x }      Preliminary Proxy Statement

{   }      Confidential, for Use of the Commission Only (as Permitted by Rule
           14a-6(e)(2))

{   }      Definitive Proxy Statement

{   }      Definitive Additional Materials

{ x }      Soliciting Material Under Rule 14a-12


                            COACHMEN INDUSTRIES, INC
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                              THOR INDUSTRIES, INC.
                   (NAME OF PERSON(S) FILING PROXY STATEMENT,
                            IF OTHER THAN REGISTRANT)

               Payment of Filing Fee (Check the appropriate box):

{ x }      No Fee required.

{   }      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
           0-11:

   1)      Title of each class of securities to which transaction applies:

 ............................................................................

   2)      Aggregate number of securities to which transaction applies:

 .............................................................................

   3) Per unit price or other underlying transaction computed pursuant to Exchange Act Rule 0- 11 (set forth the amount on which the filing fee is calculated and state how it was determined):

 .............................................................................

   4) Proposed maximum aggregate value of transaction:

 .............................................................................

     Total fee paid:

 .............................................................................

{  }       Fee paid previously with preliminary materials.

{  }       Check box if any part of the fee is offset as provided  by  Exchange
           Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


  1)       Amount Previously Paid:

 .............................................................................

  2)       Form, Schedule or Registration Statement No.:

 .............................................................................

  3)       Filing Party:

 .............................................................................

  4)       Date Filed:

 .............................................................................

                    PRELIMINARY COPY - SUBJECT TO COMPLETION

                    PROXY STATEMENT OF THOR INDUSTRIES, INC.

                SOLICITED IN OPPOSITION TO THE BOARD OF DIRECTORS

                      OF COACHMEN INDUSTRIES, INC. FOR THE

                         ANNUAL MEETING OF SHAREHOLDERS

                                       OF

                            COACHMEN INDUSTRIES, INC.
                            TO BE HELD ON MAY 4, 2000

                       -----------------------------------


                      PROXY STATEMENT TO WITHHOLD AUTHORITY
                        FOR THE ELECTION OF DIRECTORS AND
                      IN OPPOSITION TO THE APPROVAL OF THE
                      2000 OMNIBUS STOCK INCENTIVE PROGRAM
                          OF COACHMEN INDUSTRIES, INC.

                      -------------------------------------


         This Proxy Statement and the enclosed BLUE proxy card are being furnished by Thor Industries, Inc. ("Thor") to the shareholders of Coachmen Industries, Inc., an Indiana corporation (the "Company"), in connection with Thor's solicitation of proxies from the holders of Common Stock of the Company (the "Common Stock"), to be used for the purposes described herein at the Annual Meeting of shareholders of the Company scheduled to be held on May 4, 2000 at Christiana Creek Country Club, 116 West Bristol Street, Elkhart, Indiana at 10:00 a.m. (including any adjournment or postponement thereof, the "Annual Meeting"). The principal executive offices of the Company are located at 2831 Dexter Drive, Elkhart, Indiana 46514. This Proxy Statement and the accompanying BLUE proxy card are first being sent to shareholders of the Company by Thor on or about April __, 2000.

         Pursuant to this Proxy Statement, Thor is soliciting proxies from shareholders of the Company to (i) withhold authority to vote for each of the ten nominees for election to the Board of Directors of the Company at the Annual Meeting and (ii) to vote against the approval of the Company's 2000 Omnibus Stock Incentive Program (the "2000 Program"). A proxy in the accompanying form which is properly signed, dated, returned and not revoked will be voted to withhold authority to vote for each of the nominees for the Board of Directors of the Company and against the approval of the 2000 Program. Discretionary authority is provided in the proxy sought hereby as to other business as may properly come before the Annual Meeting (of which Thor is not aware as of the date hereof) and matters incident to the conduct of the meeting. Such proxy will only be exercised in accordance with Rule 14a-4 under the Securities Exchange Act of 1934, as amended.

         Because of the short period of time between the date on which Thor is first distributing this Proxy Statement and the scheduled date for the Annual Meeting, it is possible that shareholders of the Company will not receive this Proxy Statement and the accompanying BLUE proxy card in time to have the proxy card returned prior to the Annual Meeting. As a result, Thor urges shareholders to vote to withhold authority for the election of the director nominees at the Annual Meeting and against the 2000 Program using the proxy card that was sent by the Company along with the Company's proxy statement regarding the Annual Meeting.

         The record date for determining shareholders of the Company entitled to notice of and to vote at the Annual Meeting is March 21, 2000 (the "Record Date"). Based on the Company's proxy statement regarding the Annual Meeting, as of the Record Date, there were 15,560,391 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on each matter submitted to a vote of the Annual Meeting.

                        BACKGROUND TO PROXY SOLICITATION

         On a number of occasions over the last year, Thor, which owns 466,300 shares of Common Stock, has approached the Company confidentially with a view toward entering into discussions about a mutually beneficial merger. On February 21, 2000, Thor privately proposed a merger at a price of $17 per share of Common Stock, consisting of 50% cash and 50% Thor stock. The Company rejected our offer.

         On April 17, 2000, Thor made a proposal to the Company to acquire all of its outstanding Common Stock for $18 per share. The proposed consideration consists of 60% cash and 40% Thor stock based upon Thor's closing price of $24 7/16 on April 14, 2000 (resulting in an exchange ratio of 0.7366 Thor shares for each share of Common Stock exchanged entirely for Thor stock). The offer is not subject to financing contingencies. The offer not only gives the Company's shareholders a substantial premium, but also permits them to continue as shareholders in the combined enterprise, providing further opportunities for long-term value enhancement.

         We reluctantly made our proposal public because of the previous unwillingness of the Company to enter into discussions with us about a mutually beneficial merger. By making our current offer public, we felt that the Company's shareholders would then be able to express their desire to have the management talk to us. Thor is urging shareholders to withhold authority to vote for each of the directors of the Company, and to vote against the 2000 Program, to send a message to the Company management that the shareholders are disappointed with the Company's financial performance and to express their desire that the Company should negotiate with and enter into a merger agreement with Thor.

                              QUORUM; REQUIRED VOTE


         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Directors will be elected by a plurality of votes cast at the Annual Meeting. For any other matter that may properly come before the meeting, including the approval of the 2000 Program, approval is obtained if the votes cast in favor exceed the votes cast in opposition.

         Abstentions will be counted for purposes of determining a quorum at the Annual Meeting. Abstentions will have no effect on the voting for the election of directors or the approval of the 2000 Program. Broker non-votes will have no effect on any matter at the Annual Meeting.

         The attached BLUE proxy card will give the proxies named therein discretionary authority to vote on other matters set forth herein, other business as may properly come before the Annual Meeting of which Thor is not aware as of the date hereof and matters incident to the conduct of the meeting. Such discretionary authority will include the ability to vote shares on any proposal to adjourn the Annual Meeting.


                        PROPOSAL 1: ELECTION OF DIRECTORS

         At the Annual Meeting if a quorum is present, ten nominees will be elected to the Board of Directors to hold office until the next annual meeting of the Company or until their successors are duly elected and qualified.

         Thor is soliciting proxies to withhold authority for each of the ten nominees to the Board of Directors of the Company. By voting to withhold authority on the election of the director nominees, shareholders can send management a strong message that they are dissatisfied with the financial performance of the Company, and express their desire that the Company should negotiate with and enter into an agreement with Thor.

         Regardless of the outcome of this solicitation, if a quorum is present at the Annual Meeting, the current director nominees proposed by the Company in its proxy statement for the Annual Meeting will be re-elected to the Board of Directors because there is no alternative slate of directors.

         The accompanying BLUE proxy card will be voted in accordance with the instructions of the shareholder on such BLUE proxy card. If no direction is given, the enclosed BLUE proxy card will be voted to withhold authority for each of the director nominees. Thor recommends that shareholders vote to WITHHOLD authority to vote for the election of the director nominees at the Annual Meeting.

                         PROPOSAL 2: 2000 OMNIBUS STOCK
                                INCENTIVE PROGRAM

         Thor opposes the approval of the Company's 2000 Omnibus Stock Incentive Program proposed by the Company at the Annual Meeting. We believe that the 2000 Program is an attempt by management to unjustly increase their compensation without offering a reciprocal increase in their accountability for the financial performance (or, in their case, under performance) of the Company. Moreover, by voting AGAINST, shareholders can express their desire for the Company to negotiate with and enter into an agreement with Thor.

         Thor recommends that the shareholders of the Company vote AGAINST the 2000 Program. The accompanying BLUE proxy card will be voted in accordance with the instructions on such proxy card. Shareholders may vote for, against or abstain with respect to the approval of the 2000 Program. If no direction is given, the enclosed BLUE proxy card will be voted against the approval of the 2000 Program.


                               VOTING YOUR SHARES

         Whether or not you plan to attend the Annual Meeting, we urge you to vote to withhold authority for election of the director nominees and against the 2000 Program by so indicating on the enclosed BLUE proxy card and immediately mailing the BLUE proxy card in the enclosed envelope. You may do this even if you have already sent in the proxy card solicited by the Board of Directors of the Company. It is the last dated proxy that counts. You may also vote to withhold authority of the election of the director nominees and against the 2000 Program by filling out the appropriate boxes and returning to the Company the proxy card sent to you by the Board of Directors of the Company.

         The BLUE proxy card provided herein is revocable. You may revoke your proxy at any time prior to its exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of the proxy) or by delivering a written notice of revocation or a duly executed proxy relating to the matters to be considered at the Annual Meeting and bearing a later date to the Secretary of the Company at P.O. Box 300, Elkhart, Indiana 46515. Unless revoked in the manner set forth above, proxies in the form enclosed will be voted at the Annual Meeting in accordance with your instructions. In the absence of such instructions, such proxies will be voted to withhold authority to vote for the director nominees and against the 2000 Program.

                            YOUR VOTE IS IMPORTANT!!
             PLEASE SIGN, DATE AND RETURN THE BLUE PROXY CARD TODAY.

         If you have already sent a proxy to the Board of Directors of the Company, you may revoke that proxy and vote to withhold authority to vote for the director nominees and against the 2000 Program by signing, dating and mailing the enclosed BLUE proxy card and indicating your vote and authority as appropriate.

         If your shares are held in the name of a bank, broker or other nominee, you should immediately contact the person responsible for your account and direct him or her to execute the BLUE card withholding authority to vote for the Director nominees and against the 2000 program.

                           STOCK OWNERSHIP INFORMATION

         Based upon the Company's proxy statement that was mailed to shareholders on or about March 27, 2000, the following table sets forth, as of the Record Date, certain information concerning the only parties known to the Company to have beneficial ownership of more than 5 percent of the outstanding Common Stock and the stock ownership of each director, named executive officer and all directors and executive officers of the Company as a group.

                                                                               NUMBER OF
                                                                                SHARES
                          NAME AND ADDRESS                                   BENEFICIALLY                  PERCENT
                         OF BENEFICIAL OWNER                                     OWNED                    OF CLASS
First Pacific Advisors, Inc.                                                   2,650,500                    17.0%
11400 West Olympic Blvd., Suite 1200
Los Angeles, California  90064

Brinson Partners, Inc.                                                         1,296,499                    8.3%
209 South LaSalle
Chicago, Illinois  60604

J. L. Kaplan Associates, LLC                                                   1,107,150                    7.1%
222 Berkeley Street, Suite 2010
Boston, Massachusetts  02116

Dimensional Fund Advisors, Inc.                                                 886,400                     5.7%
1299 Ocean Avenue
Santa Monica, California  90401

Thomas H. Corson                                                                576,150                     3.7%
Retired Chairman of the Board
P.O. Box 504
Middlebury, Indiana  46540

Dorthy S. Corson                                                                507,540                     3.3%
(Wife of Thomas H. Corson)
P.O. Box 504
Middlebury, Indiana  46540

Claire C. Skinner                                                               268,252                  1.7%(1)(2)
Keith D. Corson                                                                 93,900                    (1)(2)(3)
Geoffrey B. Bloom                                                                1,000                       (3)
Robert J. Deputy                                                                13,000                       (3)
Donald W. Hudler                                                                 1,000                       (3)
William P. Johnson                                                              16,315                       (3)
Philip G. Lux                                                                   96,136                       (3)
Edwin W. Miller                                                                  1,900                       (3)
Frederick M. Miller                                                               ---                        (3)
Gene E. Stout                                                                   26,019                     (2)(3)
James P. Skinner                                                                52,492                     (2)(3)
John T. Trant                                                                   13,550                     (2)(3)
Directors and Executive Officers as a group (18 persons)                       1,649,421                    10.6%


(1) Includes shares as to which beneficial ownership is disclaimed, held by or for the benefit of family members as follows: C. C. Skinner, 52,492 shares and K.D. Corson, 36,400 shares.
(2) Includes 30,000 shares held under options exercisable within 60 days of the Record Date by C.C. Skinner, 25,000 shares by K.D. Corson, 14,000 shares by Gene E. Stout, 12,750 by James P. Skinner and 12,750 by John
         T. Trant.
(3)      Less than 1.0%.

                                THE SOLICITATION

         Thor will bear all costs and expenses relating to the Proxy Statement, including the costs of preparing, printing and mailing to shareholders of the Company this Proxy Statement and the BLUE proxy card enclosed herewith, including return postage, as well as the payment of all salaries and expenses of any agents of Thor authorized to assist it in the preparation or dissemination of this Proxy Statement (the "Authorized Agents"). Thor does not currently intend to seek reimbursements for such expenses from the Company. Thor estimates that total expenditures for the solicitation will be $50,000, approximately $5,000 of which has been spent to date. In addition to making the solicitation by use of the mails, Thor and/or its Authorized Agents may disseminate or present the solicitation personally or by advertisement, telephone or facsimile (the "Solicitation Materials"). Thor has made arrangements with the Authorized Agents for assistance with the preparation and forwarding of the Proxy Statement and other solicitation materials to the beneficial owners of the shares of Common Stock and Thor will reimburse such Authorized Agents for all expenses incurred by them in connection therewith. Banks, brokerage houses, other custodians, nominees and fiduciaries have been requested to forward the solicitation materials to the beneficial owners of the shares they hold of record, and Thor will reimburse them for reasonable out-of-pocket expenses in connection therewith.

         The "participants" (as defined in Instruction 3 to Item 4 of Schedule 14A promulgated under the Securities Exchange Act of 1934, as amended ("Schedule 14A")) in this solicitation may be deemed to include Thor, which beneficially owns 466,300 shares of Common Stock of the Company, Wade F.B. Thompson, the Chairman, Chief Executive Officer and President of Thor, who does not directly own any shares of Common Stock of the Company, and Peter B. Orthwein, the Vice Chairman and Treasurer of Thor, who beneficially owns 300 shares of Common Stock of the Company. Exhibit A attached hereto sets forth a schedule of all securities of the Company purchased or sold within the past two years by the participants. Mr. Thompson and Mr. Orthwein may be deemed to beneficially own approximately 4,535,930 and 639,100 shares of Thor Common Stock, respectively.

         The business address of each of the above-referenced participants is 419 West Pike Street, P.O. Box 629, Jackson Center, Ohio 45334. None of such participants is a party to any other arrangement or understanding concerning Common Stock of the Company, or any other arrangement or understanding with any person with respect to future employment by the Company or its affiliates or with respect to any future transaction to which the Company or any of its affiliates will or may be a party.

         Thor has retained D.F. King & Co., Inc. ("D.F. King & Co.") to assist Thor in the solicitation. D.F. King & Co.'s principal business address is 77 Water Street, 20th Floor, New York, New York 10005. D.F. King & Co. will receive an estimated fee of $15,000, plus reimbursement of reasonable expenses, in connection with the solicitation. D.F. King & Co. will use approximately 25 persons in its solicitation efforts. Thor has also agreed to indemnify D.F. King & Co. against certain liabilities. D.F. King & Co. will solicit proxies from individuals, brokers, bank nominees and other institutional holders.

         In addition to any solicitations that may be made by any of the above-referenced persons, Thor has retained BMO Nesbitt Burns Corp. ("BMO Nesbitt Burns") to act as its financial advisor. The principal business address of BMO Nesbitt Burns is 111 West Monroe Street, 20th Floor, Chicago, Illinois 60603. BMO Nesbitt Burns is an investment banking firm that provides a range of financial services for institutional and individual clients. In connection with BMO Nesbitt Burns' engagement as financial advisor to Thor, Thor anticipates that with respect to any solicitation the following employee of BMO Nesbitt Burns may communicate in person, by telephone or otherwise with a limited number of institutions, brokers or other persons who are shareholders of the Company for the purpose of assisting in such proposed solicitation: Steven Knoop, Managing Director. BMO Nesbitt Burns does not believe that it or any of its directors, officers, employees or affiliates is a "participant" as defined in
Schedule 14A or that Schedule 14A requires the disclosure of participant information regarding BMO Nesbitt Burns. BMO Nesbitt Burns will not receive any fee for, or in connection with, such solicitation activities, apart from the fees to which they are otherwise entitled under the terms of their engagement. Thor has agreed to pay BMO Nesbitt Burns customary compensation for acting as financial advisor to Thor in this transaction and has agreed to provide BMO Nesbitt Burns and certain persons related to BMO Nesbitt Burns with customary indemnification against certain liabilities, including certain liabilities under the federal securities laws, arising out of this engagement. An affiliate of BMO Nesbitt Burns provides commercial lending services to Thor. In the ordinary course of its business, BMO Nesbitt Burns may trade securities of the Company or Thor for its own account and the accounts of its customers, and accordingly, may at any time hold a long or short position in such securities. BMO Nesbitt Burns has informed Thor that, as of the date hereof, it does not hold any shares of Common Stock for its own account. BMO Nesbitt Burns and/or certain of its affiliates may have voting and dispositive power with respect to certain shares of Common Stock held in asset management, brokerage and other accounts. BMO Nesbitt Burns and each of its affiliates disclaim beneficial ownership of such shares.

         In addition to any solicitations that may be made by any of the above-referenced persons, Thor has retained Barry Vogel as an advisor. Mr. Vogel is a securities analyst and financial advisor whose principal business address is 19 Court Street, White Plains, NY 10601. In connection with his engagement, Thor anticipates that Mr. Vogel may communicate in person, by telephone or otherwise with a limited number of institutions, brokers or other persons who are shareholders of Coachmen for the purpose of assisting in the proposed solicitation. Mr. Vogel will not receive any fee for, or in connection with, such solicitation activities, apart from the fees to which he is otherwise entitled under the terms of his engagement. Thor has agreed to pay Mr. Vogel a fee as compensation for acting as an advisor to Thor in this transaction. Mr. Vogel and members of his immediate family beneficially own 14,400 shares of common stock of Coachmen.

                                  OTHER MATTERS

         Except as otherwise noted herein, the information concerning the Company contained in this Proxy Statement or the Solicitation Materials has been taken from or is based upon documents and records on file with the Securities and Exchange Commission and other publicly available information. Although Thor does not have any knowledge that would indicate that any statement contained herein or therein based upon such documents and records is untrue, Thor does not take any responsibility for the accuracy or completeness of the information contained in such documents and records, or for any failure by the Company to disclose events that may affect the significance or accuracy of any such information.

                          PROPOSALS OF THE SHAREHOLDERS

         Based upon the Company's proxy statement that was mailed to shareholders on or about March 27, 2000, proposals which shareholders intend to present at the annual meeting of the Company to be held on 2001 must be received by November 27, 2000 at the Company's principal executive offices located at 2831 Dexter Drive, Elkhart, Indiana, 46515, Attention: Secretary.

                            FORWARD-LOOKING STATEMENT

         This release includes "forward looking statements" that involve uncertainties and risks. There can be no assurance that actual results will not differ from Thor's expectations. Factors which could cause materially different results include, among other things, the success of new product introductions, the pace of acquisitions and cost structure improvements, competitive and general economic conditions, and the other risks set forth in Thor's filings with the Securities and Exchange Commission. In some cases, such forward-looking statements may be identified by terminology such as "may," "will," "could," "should," "expects," "intends" or "believes" or the negative of such terms or other comparable terminology.

                             ADDITIONAL INFORMATION

         If you have any questions or require any additional information in connection with this Proxy Statement or need assistance in voting your shares, please contact D.F. King & Co. at the address and telephone number set forth below. If your shares are held in the name of a brokerage firm or bank nominee or other institution, only they can vote your shares. Accordingly, please contact the person responsible for your account and give instructions for your shares to be voted.


                              D.F. King & Co., Inc.
                                 77 Water Street
                                   20th Floor
                            New York, New York 10005
                            Toll Free: 1-888-242-8149
                 Banks and Brokers call collect: (212) 269-5550



                                                           Thor Industries, Inc.


Dated:  April ___, 2000

                                    Exhibit A

         Transactions in Common Stock of Coachmen Industries, Inc. within two years of April __, 2000.

                              THOR INDUSTRIES, INC.
                                                            No. of Shares
                             Trade Date                     Bought/(Sold)
                            -----------                     -------------
                              11/22/99                        10,000
                              11/22/99                        20,000
                              11/23/99                        10,000
                              11/24/99                        10,000
                              11/29/99                        10,000
                              11/29/00                        10,000
                               12/2/00                        9,300
                              12/15/00                        20,000
                                2/1/00                        10,000
                                2/2/00                        9,800
                                2/2/00                        7,100
                                2/7/00                        40,400
                                2/7/00                        12,200
                                2/7/00                        40,000
                                2/7/00                        20,000
                                2/7/00                        20,000
                                2/8/00                        10,000
                                2/8/00                        35,200
                                2/8/00                        60,000
                                2/9/00                        6,100
                                2/9/00                        29,700
                                2/9/00                        10,000
                               2/16/00                        5,700
                               2/16/00                        31,800
                               2/18/00                        19,000

                                -- Back Cover --


                                    IMPORTANT


IF YOU HAVE NOT ALREADY VOTED you can vote to WITHHOLD AUTHORITY for the Election of Directors and AGAINST the 2000 Omnibus Stock Incentive Program by using the enclosed BLUE proxy card, or by using the proxy card furnished by Coachmen.

IF YOU HAVE ALREADY MAILED A PROXY CARD voting for the Election of Directors and FOR the 2000 Omnibus Stock Incentive Program, you can still CHANGE YOUR VOTE by:

         (1)   using the enclosed BLUE card; or

         (2) delivering to Coachmen a later dated Coachmen proxy card voting to WITHHOLD AUTHORITY for the Election of Directors and AGAINST the 2000 Omnibus Stock Incentive Program.

If your shares are held in the name of a bank, broker or other nominee, you should contact the person responsible for your account and direct him or her to vote your shares to WITHHOLD AUTHORITY for the Election of Directors and AGAINST the 2000 Omnibus Stock Incentive Program.

If you have any questions or need assistance, please call D.F. King & Co., Inc. at 1-888-242-8149.

               PRELIMINARY COPY - SUBJECT TO COMPLETION


                            COACHMEN INDUSTRIES, INC.

         THIS PROXY IS SOLICITED ON BEHALF OF THOR INDUSTRIES, INC. FOR THE ANNUAL MEETING OF SHAREHOLDERS OF COACHMEN INDUSTRIES, INC. TO BE HELD ON MAY 4, 2000.

     The undersigned shareholder of Coachmen Industries, Inc., an Indiana corporation ("Coachmen"), hereby appoints ___________ and ___________, jointly and individually, as proxies, each with full power of substitution, and hereby authorizes them to represent and to vote, as directed below, all shares of common stock of Coachmen that the undersigned would be entitled to vote if personally present at the Annual Meeting of shareholders of Coachmen to be held on Thursday, May 4, 2000 at Christiana Creek Country Club, 116 West Bristol Street, Elkhart, Indiana, at 10:00 a.m., or any adjournments or postponements thereof, hereby revoking all prior proxies, as follows on the reverse side.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)


[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

THOR  RECOMMENDS  THAT YOU VOTE TO WITHHOLD  AUTHORITY  FOR ALL NOMINEES  LISTED
BELOW.

1. THE ELECTION OF TEN DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING OF SHAREHOLDERS.

           [ ]  WITHHOLD AUTHORITY FOR             [ ] FOR ALL NOMINEES
                ALL NOMINEES LISTED BELOW              LISTED BELOW


* INSTRUCTION: To withhold authority to vote for a given nominee, strike through the nominee's name:

Claire C. Skinner * Keith D. Corson * Thomas H. Corson * Geoffrey B. Bloom * Robert J. Deputy * Donald W. Hudler * William P. Johnson * Philip G. Lux * Edwin
W. Miller * Frederick M. Miller

THOR RECOMMENDS THAT YOU VOTE AGAINST THE APPROVAL OF THE 2000 OMNIBUS STOCK INCENTIVE PROGRAM.

2. THE APPROVAL OF THE 2000 OMNIBUS STOCK INCENTIVE PROGRAM.

               [ ] FOR                 [ ] AGAINST            [ ] ABSTAIN

3. The Proxyholders are authorized to vote in their discretion FOR, AGAINST or ABSTAIN upon all other matters that may properly come before the Annual Meeting or any adjournments or postponements thereof.


IF NO CONTRARY SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED TO WITHHOLD AUTHORITY FOR ALL OF THE DIRECTOR NOMINEES AND AGAINST THE 2000 OMNIBUS STOCK INCENTIVE PROGRAM.

PLEASE MARK, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED WITH RESPECT TO THE MATTERS COVERED HEREBY.


Dated:  ___________________, 2000

         --------------------------------------
                                                     Signature

Dated:  ___________________, 2000

         --------------------------------------
                                                     Signature if held jointly

* NOTE: When shares are held by joint tenants, both should sign. Persons signing as executor, administrator, trustee, etc. should so indicate. Please sign exactly as the name appears on the proxy.